Exhibit 10.33

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of February 23, 2021 (the “Effective Date”), by among BROADWIND INC., a Delaware corporation f/k/a Broadwind Energy, Inc. (“Parent”), BRAD FOOTE GEAR WORKS, INC., an Illinois corporation (“Brad Foote”), BROADWIND HEAVY FABRICATIONS, INC., a Wisconsin corporation f/k/a Broadwind Towers, Inc. (“Fabrications”), BROADWIND SERVICES, LLC, a Delaware limited liability company (“Services”), and BROADWIND INDUSTRIAL SOLUTIONS, LLC, a North Carolina limited liability company f/k/a Red Wolf Company, LLC (“Solutions”, and collectively with Parent, Brad Foote, Fabrications, and Services, “Borrowers,” and each, a “Borrower), and CIBC BANK USA, formerly known as The PrivateBank and Trust Company, in its capacity as a Lender (“CIBC”) and as administrative agent for itself and all Lenders party to the Loan Agreement (as hereinafter defined).

WITNESSETH:

WHEREAS, Administrative Agent, the financial institutions from time to time party to the Loan Agreement (collectively, the “Lenders”, and each individually, a “Lender”) and Borrowers have previously entered into that certain Amended and Restated Loan and Security Agreement dated as of February 25, 2019 (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”), pursuant to which the Lenders agreed to make a revolving line of credit loan to Borrowers in the principal amount not to exceed $35,000,000.00 (the “Loan”). The Loan is evidenced by, among other things, that certain Third Amended and Restated Revolving Note, dated as of October 29, 2020, made by Borrowers in favor of CIBC, in its capacity as Lender, in the principal amount of $35,000,000.00, as amended from time to time (the “Note”). The Loan is secured by, among other things, (i) that certain Deed of Trust, Assignment of Leases and Rents, and Security Agreement dated as of October 26, 2016, recorded with the Recorder of Taylor County, Texas on October 27, 2016, as Document No. 2016-00017320, executed by Fabrications to and for the benefit of Administrative Agent (the “Abilene Deed of Trust”), which Deed of Trust encumbers the real property and improvements legally described therein, and (ii) that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of February 25, 2019, recorded with the Recorder of Allegheny County, Pennsylvania on April 12, 2019, as Document No. 2019-21563, executed by 5100 Neville Road, LLC, a Delaware limited liability company (“5100”) to and for the benefit of Administrative Agent (the “Pittsburgh Mortgage”, and collectively with the Loan Agreement, the Note, the Abilene Deed of Trust, and all other documents evidencing and/or securing the Loan, the “Loan Documents”), which Pittsburgh Mortgage encumbers the real property and improvements legally described therein.

WHEREAS, the parties desire to amend the terms of the Loan Agreement as provided below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and in consideration of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby covenant and agree as follows:

1.     Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

2.     Amendments to Loan Agreement. The Loan Agreement is hereby amended and modified as follows:

(a)     The following definition is hereby added alphabetically to Section 1.1 of the Loan Agreement:

““Liquidity” shall mean the Revolving Loan Availability, minus the Revolving Loan Outstandings, plus unrestricted cash on hand.”

(b)     The following is hereby added as the last sentence of Section 14.2:

“Notwithstanding the foregoing, Fixed Charge Coverage shall not be tested as of the calendar quarters ending March 31, 2021 and June 30, 2021.”

(c)     The following is hereby added as Section 14.3 of the Loan Agreement:

“14.3. Liquidity. Borrower shall not permit Liquidity to be less than Seven Million and No/100 Dollars ($7,000,000.00) through March 31, 2021.”

(d)     The following is hereby added as Section 14.4 of the Loan Agreement:

“14.3. Minimum EBITDA. Borrower shall not permit EBITDA, tested on a stand-alone quarterly basis, to be less than (a) negative Three Million and No/100 Dollars (-$3,000,000.00) for the fiscal quarter ending March 31, 2021, and (b) Two Million and No/100 Dollars ($2,000,000.00) for the fiscal quarter ending June 30, 2021.”

3.     Representations and Warranties. Each Borrower represents and warrants as follows: (a) the execution and delivery of and the performance under this Amendment is within such Borrower’s power and authority, has been duly authorized by all requisite action and is not in contravention of any law, any other agreement made by such Borrower or by which such Borrower’s assets are bound, except for conflicts with agreements, contracts or other documents which would not reasonably be expected to have a Material Adverse Effect; (b) this Amendment (and the Loan Agreement in its entirety) constitutes the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; (c) the representations and warranties of such Borrower set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for representations and warranties that expressly relate to an earlier date which are true and correct in all material respects as of such earlier date); (d) there exists no Event of Default, and no event has occurred and is continuing which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default; and (e) such Borrower has no defenses to the enforcement of the Loan Agreement or the other Loan Documents.

4.    Fees/Expenses. Borrowers shall pay all out-of-pocket costs and expenses incurred by Administrative Agent in connection with this Amendment, including, without limitation, reasonable attorneys’ fees and expenses, and an amendment fee in the amount of $5,000.00, which amendment fee shall be fully earned and payable on the Effective Date.

5.     Reaffirmation. Except as expressly modified or amended by this Amendment, each Borrower reaffirms and reconfirms each and all of the warranties, representations, covenants and agreements of such Borrower under all Loan Documents to which such Borrower is party.

6.     Release by Borrowers. Each Borrower hereby releases Administrative Agent and Lenders from any and all causes of action or claims, whether known or unknown, which such Borrower may have as of the date hereof for any asserted loss or damages to such Borrower claimed to be caused by, or arising from, any act or omission to act on the part of Administrative Agent and/or Lenders, or their shareholders, directors, officers, employees, agents or representatives with respect to the Loan Documents.

7.     References. All references to the Loan Agreement in any future correspondence or notice shall be deemed to refer to the Loan Agreement as modified by this Amendment.

8.     Ratification. Except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions of the Loan Agreement are hereby ratified and confirmed.

9.     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of laws.

10.   Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument. Delivery of this Amendment by facsimile, pdf, or .tif signature by any party shall represent a valid and binding execution and delivery of this Amendment by such party.

11.  JURISDICTION; Venue. The parties hereto irrevocably agree that all actions or proceedings in any way, manner or respect, arising out of or from or related to this Amendment, shall be litigated only in courts having situs within Chicago, Illinois. Each party hereby consents and submits to the jurisdiction of any local, state or federal court located therein and waives any right such party may have to transfer the venue of any such litigation.

12.   WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

BROADWIND INC., a Delaware corporation f/k/a Broadwind Energy, Inc. By: /s/ Jason Bonfigt Jason Bonfigt Vice President and Chief Financial Officer	CIBC BANK USA, formerly known as The PrivateBank and Trust Company, as Administrative Agent and Lender
	By:	/s/ Tom Hunt
Tom Hunt Managing Director

BRAD FOOTE GEAR WORKS, INC., an

Illinois corporation

By:         /s/ Jason Bonfigt
          Jason Bonfigt

   Authorized Signatory

BROADWIND HEAVY FABRICATIONS,

INC., a Wisconsin corporation f/k/a

Broadwind Towers, Inc.

By:           /s/ Jason Bonfigt
          Jason Bonfigt

          Authorized Signatory

BROADWIND SERVICES, LLC, a

Delaware limited liability company

By:             /s/ Jason Bonfigt
          Jason Bonfigt

          Authorized Signatory

BROADWIND INDUSTRIAL

SOLUTIONS, LLC, a North Carolina limited

liability company f/k/a Red Wolf Company, LLC

By:               /s/ Jason Bonfigt
          Jason Bonfigt

          Authorized Signatory